EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF CIVEO CORPORATION
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Civeo Corporation (the “Company”) for the quarterly period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carolyn J. Stone, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carolyn J. Stone
Name:	Carolyn J. Stone
Date:	July 29, 2020